SEACOR Marine Holdings Inc.

September 2017

INVESTOR PRESENTATION

John Gellert, President and CEO

Forward-Looking Statement

This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements discussed in this presentation as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as "anticipate," "estimate," "expect," "project," "intend," "believe," "plan," "target," "forecast" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, including decreased demand and loss of revenues as a result of a decline in the price of oil and resulting decrease in capital spending by oil and gas companies, an oversupply of newly built offshore support vessels, additional safety and certification requirements for drilling activities in the U.S. Gulf of Mexico and delayed approval of applications for such activities, the possibility of U.S. government implemented moratoriums directing operators to cease certain drilling activities in the U.S. Gulf of Mexico and any extension of such moratoriums, weakening demand for the Company's services as a result of unplanned customer suspensions, cancellations, rate reductions or non-renewals of vessel charters or failures to finalize commitments to charter vessels in response to a decline in the price of oil, increased government legislation and regulation of the Company's businesses could increase cost of operations, increased competition if the Jones Act and related regulations are repealed, liability, legal fees and costs in connection with the provision of emergency response services, such as the response to the oil spill as a result of the sinking of the Deepwater Horizon in April 2010, decreased demand for the Company's services as a result of declines in the global economy, declines in valuations in the global financial markets and a lack of liquidity in the credit sectors, including, interest rate fluctuations, availability of credit, inflation rates, change in laws, trade barriers, commodity prices and currency exchange fluctuations, the cyclical nature of the oil and gas industry, activity in foreign countries and changes in foreign political, military and economic conditions, including as a result of the recent vote in the U.K. to leave the European Union, changes in foreign and domestic oil and gas exploration and production activity, safety record requirements, compliance with U.S. and foreign government laws and regulations, including environmental laws and regulations and economic sanctions, the dependence on several key customers, consolidation of the Company's customer base, the ongoing need to replace aging vessels, industry fleet capacity, restrictions imposed by the Jones Act and related regulations on the amount of foreign ownership of the Company's Common Stock, operational risks, effects of adverse weather conditions and seasonality, adequacy of insurance coverage, the ability to remediate the material weaknesses the Company has identified in its internal controls over financial reporting, the attraction and retention of qualified personnel by the Company, and various other matters and factors, many of which are beyond the Company's control as well as those discussed in "Risk Factors" included in the Information Statement filed as Exhibit 99.1 to Amendment No. 3 to the Company's Registration Statement on Form 10 and other reports filed by the Company with the SEC. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995.

Who We Are

SEACOR Marine

- Owner and operator of diverse fleet of offshore support vessels with global presence
  - Distinctive and non-commoditized fleet
  - Focus on operational excellence and safety
- Spun off from SEACOR Holdings Inc. in June 2017, listed on NYSE (Ticker: SMHI)
  - Well capitalized, global, offshore maritime service company
  - Financial backing from The Carlyle Group: $175 million convertible note due in Dec. 2022
- Experienced Management with demonstrated history of investing in tough times and harvesting in the boom
  - Sold over 500 vessels since 1995
  - $1.54 billion capex funded with proceeds from asset dispositions of $1.66 billion since 2005
  - 1992-2003: 13.5% average ROE[1]
  - Charles Fabrikant, Founder and Chairman of the Board
  - John Gellert, CEO, over 25 years industry experience with SEACOR, responsible for SEACOR's offshore business since 2003

Proven track record through the cycles

[1] Return on Equity (ROE) of SEACOR Holdings Inc. (NYSE: CKH), SMHI's former parent. SEACOR Holdings has been a public company since 1992. From 1992 through 2003, SEACOR Holdings was predominantly an offshore marine services company.

Our Strategy

SEACOR Marine

- Focus on niches or regions with limited participants / order book / excess capacity coupled with growing demand
  - Passenger Transfer
  - Decommissioning
  - Offshore Wind
  - Standby Safety
  - Shelf PSV support
  - Middle East and Mexico
- Consolidation
  - Asset rationalization
  - Cost efficiencies
- Opportunistic acquisition of offshore assets at deep value prices

Our Culture

SEACOR Marine

- Recognized leader in safety and quality

- SMHI is a Disciplined and Proactive Portfolio Manager
  - Prudent leverage: We repay what we borrow
  - We focus on ROE

- Facing reality: Conservative accounting
  - Book values intended to be reflective of realistic useful asset life
  - Early impairment charges ($21 million in 2015 and $120 million in 2016)
  - All maintenance, repair and survey (drydocking) costs expensed as incurred; no maintenance "capex"
  - Ship repositioning costs expensed as incurred

WE THINK LIKE AN INVESTOR

Why Now?
Sentiment for offshore activity seems to be turning

SEACOR Marine

- General distress: numerous competitors have sought bankruptcy protection
- *"Consolidation necessary: will be "forced" due to lack of capital"* (Tradewinds, Sept. 2016)
- *"The challenge: 'Opaque offshore vessel valuations a big hurdle to restructuring work'"* (Tradewinds, Jan. 2017)
- *"Industry backs North Sea amid signs of recovery"* (Upstream, Sept. 2017)
- *"Signs of recovery on horizon for UK Offshore Sector"* (Upstream Sept 2017)
- *"Statoil Johan Castberg break-even at $30/bbl: Current estimate 3 x lower than original number"* (TPH Energy Research, Sept. 2017)
- **The opportunity: *"OSV utilisation has bottomed out"* and *"OSVs moving out of hell into purgatory"*** (Pareto, Aug. 2017)
- *"25% of the global fleet is cold-stacked. The fate of this capacity will have profound impact on the market balance"* (Clarkson Platou, Sept 2017)



OSV demand and YoY growth - Jan 02 to Aug 17
OSV demand is turning
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
YoY growth
2,500
2,000
1,500
1,000
500
0
vessels working
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Term vessels
Spot vessels
Demand growth (YoY)

Source: Clarkson Platou

SMHI is ideally positioned to be a leader in recovering sector

Global Presence – Robust and Diversified Reach

SEACOR Marine

GLOBAL REVENUE BASE / SIGNIFICANT SCALE / ACCESS TO ALL MAJOR OFFSHORE MARKETS



United Kingdom (Standby)
21
North Sea (Windfarm Utility)
39
United States
47
Mexico
17
Brazil
2
West Africa
21
Middle East
26
Asia
9
ONE OF ONLY TWO GLOBAL OFFSHORE VESSEL OPERATORS

As of July 31st, 2017

SEACOR Marine –Strategic Fleet Mix

SEACOR Marine

Fleet Attributes

- Fast support vessels (FSVs): growing demand for passenger transport
- Liftboats: demand growth driven by infrastructure maintenance, regulation and need to address ageing installations
- Standby safety: steady demand
- Wind farm utility vessels: resilient earnings in expanding offshore renewables and North Sea decommissioning sector
- U.S. flag AHTS vessels and "shelf" PSV's: high optionality

Net Book Value ("NBV") Breakdown[1]



Wind farm utility, 5%
US-flag AHTS, 4%
For. -Flag AHTS, 3%
Liftboats , 25%
Fast Support Vessels, 50%
Specialty, 3%
Standby safety, 4%
Supply, 6%

A UNIQUE COLLECTION OF ASSETS

[1] The NBV of the fleet as of June 30, 2017 was $582.5 million. This excludes $22.4 million in spares, machinery, and equipment and $6.4 million in other property. It also excludes $90.3 million in construction in progress. Total capital commitments as of June 30, 2017 included six fast support vessels, three supply vessels and one wind farm utility vessel. Subsequent to June 30, 2017, the Company committed to acquire one supply vessel and one wind farm vessel for $19.4 million.

SEACOR's Demand Drivers - Drilling is the sizzle but Production and Maintenance is the meat

SEACOR Marine

		Oil and Gas							
Vessel type	SMHI vessels	Exploration Drilling	Develop. Driling	Production	Maintenance	Plug & Abandonment	De-commissioning	Passenger Transfer	Offshore Wind
Liftboat	15			X	X	X	X		X
PSV (<3,500DWT) *	22	X	X	X	X				
PSV (>4,000DWT)	4	X	X	X					
FSV	50	X	X	X	X			X	
AHTS	23	X	X	X		X			
Standby	21	X	X	X	X	X	X		
Windfarm Utility (WFUV)	41			X	X	X	X	X	X
RECOVERY STAGE IN CYCLE		LATE	MID	MID	EARLY	MID	EARLY	EARLY	N/A

DIVERSIFIED FLEET: POSITIONED TO MEET CURRENT DEMAND AND CAPITALIZE ON EARLY AND LATER STAGES OF MARKET RECOVERY

As of July 31st, 2017. Excludes six specialty vessels.

* Vessels of less than 2,500 DWT in this category are also referred to in this presentation as "shelf PSV's" or "handy size PSV's.

Fast Support Vessels (“FSV”)
Unique Assets – Unique Position
50 Operated Vessels: 41 Owned, 1 Leased-In, 5 Joint-Ventured & 3 Pooled

SEACOR Marine

Favorable supply dynamics, unique assets/service, cost savings for customers – SEACOR MARKET LEADER

- Aluminum hull vessels built for speed (20 to 40+ knots)
- New US capacity is constrained by Clean Air Act emissions requirements
- Evolving designs and operating protocols:
  - Enhanced passenger comfort
    - — Airline style pod seating on tracks to configure to customer preference
    - — USB charging port at each seat
    - — LED lighting
  - On board meal service and snack bar
  - Scheduled passenger trips

- Efficiencies: potential 50% savings vs. helicopter
- Growing demand: 30,000 passengers per month worldwide
  - Safe offshore transport method: no history of catastrophic losses
- Transfer technology rapidly improving (“walk to work”): more markets accessible
- No other company has comparable asset base in this category







> **“A safe, reliable and innovative solution for offshore crew passenger transfer”**
> **“A win-win for everyone who works offshore”**
> Saudi Aramco Newsletter, March 8, 2017

FSV's (2): Stable Earning Capacity within Market Cycle

SEACOR Marine

- Long Term Charters in International markets
  - Passenger Transport deeply integrated into customers operations

- Early mover advantage: Pioneered use of catamarans in offshore – 6 cats in operation, 40+ knot speed

- Margin improvement drivers:
  - Aging fleet of laid-up vessels
  - Distinctive features of SEACOR's fleet: comfort, jet propulsion, DP

Owned & Leased	2012	2013	2014	2015	2016	H1 2017[1]
Dayrate	7,350	8,108	9,235	9,069	7,740	7,768
Utilization	87%	88%	75%	67%	60%	43%
Avail. Days	13,091	11,701	10,045	8,460	9,967	6,896
Revenue ($'000s)	84,909	85,370	70,419	52,272	46,527	24,259
DVP ($'000s)[2]	33,407	38,507	25,824	18,872	22,478	1,547
DVP Margin %	39%	45%	37%	36%	48%	6%
Lease Expense ($'000s)	5,282	8,460	7,513	6,099	5,711	1,550
NBV ($'000s)	109,000	99,789	119,160	161,206	178,815	290,218

[1] Includes $4.0 million in main engine overhaul costs.
[2] Direct Vessel Profit ("DVP") is a non GAAP measure – See reconciliation of DVP to operating income (loss) in Appendix to this presentation.

Windcat - Positioning for Offshore Wind
Augmenting Core Competence in Passenger Transport
41 Operated Wind Farm Utility Vessels ("WFUV"): 37 Owned & 4 Joint-Ventured

SEACOR Marine

Stable, recurring business in a non-traditional offshore market

- Aluminum hull catamarans, critical for maintaining offshore wind turbines
  - Capacity: from 12 to 24 passengers per vessel[1]
- Largest operator of WFUV's with active presence in all relevant offshore wind energy markets in Europe
- Customer/credit profile: mainly large utility companies
- Growth drivers/opportunities: Europe still expanding, new projects in China, the United States[2], and Arabian Gulf



Owned & Leased	2012	2013	2014	2015	2016	H1 2017
Dayrate	2,702	2,303	2,608	2,482	2,290	2,074
Utilization	91%	90%	90%	84%	75%	78%
Avail. Days	10,897	11,616	11,741	12,575	13,270	6,697
Revenue ($'000s)	26,683	24,127	27,695	26,097	22,735	11,750
DVP ($'000s)[3]	12,395	12,749	12,755	12,757	11,638	6,306
DVP Margin %	46%	53%	46%	49%	51%	54%
Lease Expense ($'000s)	-	410	61	14	402	64
NBV ($'000s)	50,539	50,846	44,862	39,667	31,251	29,179



Small boats, Stable Business

[1] There is one (1) WFUV in fleet that can carry up to 50 passengers.
[2] There are two (2) WFUV in fleet that are Jones Act compliant and could be redeployed to US offshore wind market
[3] Direct Vessel Profit ("DVP") is a non GAAP measure – See reconciliation of DVP to operating income (loss) in Appendix to this presentation

Liftboats – Full Well Cycle Services, Growing Demand

15 Operated Vessels: 11 Owned, 2 Joint Ventured & 2 Leased-In

SEACOR Marine

U.S. focus, increasing activity, developing US offshore wind farm market

- Self-propelled, self-elevating stable work platforms. Operations in
  - U.S. GOM (13 vessels)
  - Middle East (2 vessels)
- Mission flexible for shelf locations: well intervention and workover; construction; platform maintenance and repair; diving operations; accommodations; and plug and abandonment / platform decommissioning
- Wind farm installation and maintenance
- Differentiating features: leg length, crane capacity, deck area and accommodations, international market access
- Capacity discipline: no order book in US, last vessel delivered in 2015







Owned & Leased	2012	2013	2014	2015	2016	H1 2017
Dayrate	19,407	22,998	23,074	20,524	14,795	10,293
Utilization	77%	72%	65%	28%	5%	9%
Avail. Days	4,968	6,158	5,475	5,475	5,490	2,630
Revenue ($'000s)	74,458	101,952	82,640	31,706	3,959	2,771
DVP ($'000s) [1]	42,151	45,200	28,258	(3,842)	(5,531)	(5,878)
DVP Margin %	57%	44%	34%	-	-	-
Lease Expense ($'000s)	20	108	1,662	2,464	2,545	1,261
NBV ($'000s)	125,115	128,582	97,354	86,610	58,909	147,112

[1] Direct Vessel Profit ("DVP") is a non GAAP measure – See reconciliation of DVP to operating income (loss) in Appendix to this presentation

Montco Transaction – 6 Liftboat Fleet

SEACOR Marine

Strategic Transaction – Expands Growth Opportunity

- Montco Offshore, Inc.: Chapter XI - Pending Plan of Reorganization
  - Combines Montco and SEACOR's liftboat fleets into new entity; debt restructured on non-recourse basis
  - Integrates six US flag liftboats to the SEACOR fleet
    - Distinctive assets and deep value: Two unique vessels outfitted with large cranes well suited to decommissioning and wind farm installation
    - 50% estimated discount to replacement cost in market with limited overhang
  - Increases SMHI ownership in two high end newbuild international liftboats – positioned to increase international liftboat presence
  - Provides access to experience in engineering services, turnkey projects, and wind farm installation

- WHERE IS DEMAND COMING FROM?
  - Approx. 700 platforms planned to be removed in US GOM in next 5 yrs (avg. 130/yr)
  - Approx. 1,200 platforms in Asia Pacific region; majority over 20 yrs. age and in shallow water depth
  - Offshore windfarms in US and internationally

Standby Safety ("SBSV")
Steady Demand
21 Operated Vessels: 20 Owned & 1 Joint-Ventured

SEACOR Marine

- Regulatory mandated emergency rescue service
- Complex Logistics: contracts require coverage of manned installations and platforms 24/7/365
- SMHI operations concentrated in southern sector of UK North Sea
- Opportunity: Market with few participants and probable consolidation



Owned & Leased	2012	2013	2014	2015	2016	H1 2017
Dayrate	9,678	9,945	10,819	10,293	9,121	8,295
Utilization	87%	88%	87%	84%	79%	80%
Avail. Days	8,886	8,760	8,760	8,760	8,117	3,620
Revenue ($'000s)	75,143	76,262	82,531	75,884	58,363	24,043
DVP ($'000s)[1]	16,586	12,525	16,567	13,964	10,426	3,677
DVP Margin %	22%	16%	20%	18%	18%	15%
Lease Expense ($'000s)	-	336	-	-	-	-
NBV ($'000s)	39,876	38,293	33,195	28,728	21,416	21,454



Opportunity to capitalize on cycle: consolidation and vessel conversions from offshore vessels acquired at deeply discounted prices

[1] Direct Vessel Profit ("DVP") is a non GAAP measure – See reconciliation of DVP to operating income (loss) in Appendix to this presentation

Anchor Handling Towing Supply ("AHTS")
High Optionality in US & Operating Leverage

23 Operated Vessels: 11 Owned, 4 Leased-In, 1 Joint-Ventured & 7 Managed

- U.S. GOM is SEACOR's primary AHTS market – 10 vessels
  - Two operators in US
  - No deliveries since 2012; no newbuilds under construction or on order
- Utilization depressed, rates "acceptable": incremental activity highly accretive to results
- Recovery drivers: Drilling and
  - Plug and abandonment / Decommissioning in midwater depths
  - Supply role
  - Safety standby: moored installation support during weather events
  - Jackup support
  - Salvage





Owned & Leased	2012	2013	2014	2015	2016	H1 2017
Dayrate	26,158	26,539	25,839	27,761	18,953	11,765
Utilization	65%	74%	80%	59%	31%	20%
Avail. Days	6,290	6,205	5,998	5,475	5,777	2,534
Revenue ($'000s)	107,005	122,270	126,139	95,333	38,217	5,656
DVP ($'000s) [1]	41,442	56,286	61,927	49,322	13,389	(2,168)
DVP Margin %	39%	46%	49%	52%	35%	-
Lease Expense ($'000s)	3,859	5,215	5,561	7,313	7,527	3,742
NBV ($'000s)	219,459	202,096	148,816	133,173	45,100	39,878

Current book value approx. 20% of estimated replacement cost

[1] Direct Vessel Profit ("DVP") is a non GAAP measure – See reconciliation of DVP to operating income (loss) in Appendix to this presentation

"Handy" Size PSVs:
Overlooked Segment with relatively few newbuildings

8 Operated Vessels Built since 2014 : 7 Joint-Ventured & 1 Owned

SEACOR Marine

- "Handy" is < 2,500 tons deadweight, and length < 230 feet
  - Prior series built of handy size: 6 vessels 201 feet; one sold in 2015, 5 remaining all active
  - Current series under constructions: 6 vessels of 221 feet
- US built:
  - Competitive in international markets
    - 2 in Mexico
    - 2 in West Africa
    - 4 vsls. in US
  - Extra accommodation: 36+ person
  - Small envelope, big capacities
  - Special features: 3 of vessels in this size SPS class[1] compliant (3 on order)

Ideal for shelf operations: access to shallow water ports, jackup support and delivery to small platforms




SEACOR COURAGEOUS

[1] Special Purpose Ship class vessels are built to comply with the IMO Code of Safety for Special Purpose Ships 2008. No other PSV's in this size category worldwide are SPS compliant.

SMHI JV's – Hidden Value & Meaningful Asset Base

SEACOR Marine

- Strategic use of joint ventures / partnerships to:
  - Enhance market coverage: Angola, Saudi Arabia, Egypt, Mexico
  - Project financing/risk sharing: limited partnerships in US and Norway (8 vessels)
- Largest JV - **MEXMAR**
  - Substantial asset base: 13 Owned & Operated Vessels
  - Critical contractor to Pemex - Main provider of deepwater PSVs
  - Fully compliant with local content / cabotage regulations (increasingly important)
  - Well positioned to capitalize on Mexican Energy Reform: international oil companies – Mexico growth opportunity



MEXMAR	2012	2013	2014	2015	2016	H1 2017
Dayrate	11,707	13,656	14,336	13,927	14,625	13,875
Utilization	96%	95%	92%	94%	88%	82%
Avail. Days	3,406	4,371	4,972	5,991	5,456	2,715
Revenue ($'000s)	38,096	56,616	65,339	78,363	70,521	31,075
DVP ($'000s) [1]	13,955	27,142	29,154	40,152	36,483	19,697
NBV of Fleet ($'000s)	77,586	111,021	144,961	188,609	209,477	201,470
DEBT ($'000s)	43,580	67,136	75,064	116,154	104,097	115,774
SMHI JV EARNINGS, NET OF TAX ($'000s)	948	4,199	4,501	5,650	3,556	2,589
SMHI JV INVESTMENT ($'000s)	18,162	28,564	36,309	50,163	63,404	58,710

Equity Pick-Up of SMHI's 49% Share in MEXMAR

[1] Direct Vessel Profit ("DVP") is a non GAAP measure – See reconciliation of DVP to operating income (loss) in Appendix to this presentation

CAPEX
Focused on Underserved / Growing and Evolving Niches

SEACOR Marine

Building Vessels Unique to Market: Capitalizing on Downturn, Strengthening Position in Niche Businesses

- Six Fast Support Vessels
  - Build to meet current and growing demand for efficient and comfortable crew transport
  - Grandfathered under US emission requirements. No additional capacity being added
  - Deferring deliveries possible: SMHI can adjust CAPEX to demand and liquidity needs
- Three Handy Size Supply Vessels
  - First two vessels of series sold to Mexmar JV and employed on long-term charters with Pemex.
  - Underserved market. Good employment prospects





	2017		2018				2019				2020		
	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Total
Fast Support	2	-	-	-	-	1	-	1	-	1	-	1	6
Supply	-	-	1	-	1	-	1	-	-	-	-	-	3
Wind farm utility	-	1	-	-	-	-	-	-	-	-	-	-	1
Capital Commitments (in millions)	$10.5		$51.0				$13.2				$1.8		$76.4

Note: Subsequent to June 30, 2017, the Company committed to acquire one supply vessel and one wind farm vessel for $19.4 million.

SMHI – Balance Sheet Highlights – Liquid, Stable and Positioned for Growth

SEACOR Marine

(in millions)	Mar-16	Jun-16	Sep-16	Dec-16	Mar-17	Jun-17
Cash + Construction Reserve Funds	262.6	228.0	194.4	195.5	267.7	218.8
Restricted Cash	-	-	1.1	1.5	1.8	1.8
Marketable Securities	23.9	22.2	22.9	40.1	0.8	0.7
Available Liquidity	**286.5**	**250.2**	**218.4**	**237.1**	**270.3**	**221.3**
NBV of Equipment	541.1	542.0	506.0	418.1	554.7	611.3
Construction in Progress	117.8	101.9	122.6	123.8	83.7	90.3
Investment in Joint Ventures	135.4	130.0	133.0	138.3	114.8	100.7
Outstanding Debt	213.4	214.5	230.1	238.2	301.0	315.5
SMHI Stockholders' Equity	668.2	634.8	606.5	544.6	537.9	501.2
Non-Controlling Interests	6.9	6.2	6.0	5.5	22.8	17.8

SMHI – Limited Near-Term Contractual Maturities

SEACOR Marine

Debt Issue:	Jun-17	Debt Maturities 2017	2018	2019	2020	2021	2022	Thereafter
3.75% Carlyle Convertible Notes	175.0	-	-	-	-	-	175.0	-
Falcon Global (Intl. Liftboats) [1]	57.8	4.4	5.9	5.9	5.9	5.9	29.8	-
Sea-Cat Crewzer I & II (Catamarans	41.7	2.3	4.5	34.9	-	-	-	-
Sea-Cat Crewzer III (Newbuild Cats)	26.1	1.1	2.2	2.2	2.2	2.2	2.2	14.0
Windcat Workboats	24.0	-	-	-	-	24.0	-	-
Liftboat Acquisition Notes	16.5	16.5	-	-	-	-	-	-
Other	10.1	1.0	2.0	3.9	2.0	1.2	-	-
Outstanding Principal	**351.2**	**25.3**	**14.6**	**46.9**	**10.1**	**33.3**	**207.0**	**14.0**
Discount/Issuance Costs	(35.7)							
Outstanding Debt	**315.5**							

[1] Facility contractually matures in 2022. Falcon Global is currently not in compliance with certain financial covenants in the facility, including its debt service coverage ratio, maximum leverage ratio and minimum liquidity covenant and has received waivers from its lenders for these financial covenants for testing periods through and including December 31, 2017. Given the uncertainties surrounding the future financial performance of the two newly delivered liftboats and Falcon Global's ability to meet its financial covenants for the next twelve months, the Company has classified the outstanding amounts due under the term loan facility as current obligations.

SEACOR Marine

Financial capability coupled with an experienced, industry leading management team with a proven track record

1. A strong track record and global presence – robust and diversified global reach

2. Specialized fleet mix targeting production support, passenger transport, and well maintenance / decommissioning services
   - Better performance through market cycles

3. Demonstrated ability to use of joint ventures / partnerships to enhance market coverage

4. Financially solid, fiscally conservative

POSITIONED TO PARTICIPATE IN INDUSTRY CONSOLIDATION

SEACOR Marine Holdings Inc.

THANK YOU

SEACOR Marine Holdings Inc.

APPENDIX

Reconciliation of DVP to Operating Income (Loss) ($'000s)

SEACOR Marine

	2012	2013	2014	2015	2016	H12017
Fleet DVP:						
Fast support	33,407	38,507	25,824	18,872	22,478	1,547
Wind farm utility	12,395	12,749	12,755	12,757	11,638	6,306
Liftboats	42,151	45,200	28,258	(3,842)	(5,531)	(5,878)
Standby safety	16,586	12,525	16,567	13,964	10,426	3,677
Anchor handling towing supply	41,442	56,286	61,927	49,322	13,389	(2,168)
Supply	36,544	34,535	32,739	15,298	177	828
Specialty	906	9,191	5,993	7,889	7,026	(722)
Other non-vessel marine services	8,556	5,181	8,268	1,145	6,685	2,457
Consolidated DVP	191,987	214,174	192,331	115,405	66,288	6,047
Less:						
Leased-in equipment expenses	21,850	28,956	27,479	22,509	17,577	7,281
Administration and general expenses	59,253	60,279	58,353	53,085	49,308	33,531
Depreciation and amortization	61,542	65,424	64,615	61,729	58,069	27,136
Operating Income (Loss) before Asset Dispositions and Impairments	49,342	59,515	41,884	(21,918)	(58,666)	(61,901)
Gains (Losses) on Asset Dispositions and Impairments, Net	14,876	28,664	26,545	(17,015)	(116,222)	(1,499)
Operating Income (Loss)	64,218	88,179	68,429	(38,933)	(174,888)	(63,400)

Direct vessel profit (defined as operating revenues less operating expenses excluding leased-in equipment and as presented in the preceding table, "DVP") is our measure of segment profitability when applied to individual segments and a non-GAAP measure when applied to fleets or the combined fleet. We believe that DVP is a critical financial measure to analyze and compare the operating performance of our individual vessels, fleet categories and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing our fleet's performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.